Exhibit 99.3

INVESTOR DAY | 2024

SPEAKER BIOGRAPHIES

JPMorgan Chase & Co.



Jamie Dimon

Chairman of the Board and Chief Executive Officer

Jamie Dimon is Chairman of the Board and Chief Executive Officer of JPMorgan Chase & Co.

Dimon became CEO on January 1, 2006 and one year later also became Chairman of the Board. He was named President and Chief Operating Officer upon the company's merger with Bank One on July 1, 2004. Dimon joined Bank One as Chairman and CEO in 2000.

Dimon began his career at American Express. Next, he served as Chief Financial Officer and then President at Commercial Credit, which made numerous acquisitions and divestitures, including acquiring Primerica Corporation in 1987 and The Travelers Corporation in 1993. Dimon served as President and Chief Operating Officer of Travelers from 1990 through 1998 while concurrently serving as Chief Operating Officer of its Smith Barney subsidiary before becoming co-Chairman and Co-CEO of the combined brokerage following the 1997 merger of Smith Barney and Salomon Brothers. In 1998, Dimon was named President of Citigroup, the global financial services company formed by the combination of Travelers Group and Citicorp.

Dimon earned his bachelor's degree from Tufts University and holds an MBA from Harvard Business School. He serves on the boards of directors of a number of non-profit institutions including the Business Roundtable, Bank Policy Institute and Harvard Business School. Additionally, he serves on the executive committee of the Partnership for New York City, and is a member of the Business Council, Financial Services Forum and Council on Foreign Relations.



Daniel Pinto

President & Chief Operating Officer

Daniel Pinto is President and Chief Operating Officer of JPMorgan Chase & Co. and a member of the Firm's Operating Committee.

Daniel has spent his career at JPMorgan Chase & Co. and its predecessor companies. He began as a financial analyst and foreign exchange trader at Manufacturers Hanover in 1983 in Buenos Aires. In 1992, he was appointed head of Sales for Chemical Bank, responsible for clients in Argentina, Uruguay and Paraguay. Shortly after, he became Head Trader and Treasurer of Chemical Bank in Mexico. Daniel moved to London in 1996 to oversee local markets in Eastern Europe, the Middle East, Africa and Asia for Chase Manhattan, later taking charge of the markets side of the Firm's emerging-market business.

In early 2006, Daniel was made Global Head of Emerging Markets. He was given added responsibility for the Global Credit Trading & Syndicate business in early 2008. In 2009, he was made Co-Head of Global Fixed Income for the Investment Bank before becoming sole head of the group in 2012. He was also made Co-CEO of the Corporate & Investment Bank in 2012 and became sole CEO in 2014. In January 2018, he was named Co-President and Chief Operating Officer of JPMorgan Chase & Co., to work closely with the CEO and the Board to identify and pursue critical Firmwide opportunities. He became sole President and COO in January 2022.

Daniel holds a bachelor's degree in Public Accounting and Business Administration from Universidad Nacional de Lomas de Zamora in Buenos Aires. He is a member of the Board of Directors of the Institute of International Finance.



Jeremy Barnum

Chief Financial Officer

Jeremy Barnum is Chief Financial Officer of JPMorgan Chase & Co. and a member of the Firm's Operating Committee.

As CFO, Jeremy is responsible for Finance and Business Management, Investor Relations, the Chief Administrative Office, the Treasury/Chief Investment Office, Control Management and Business Resiliency.

Since joining the Firm in 1994, Jeremy has held a number of leadership roles including Head of Global Research for J.P. Morgan's Corporate & Investment Bank (CIB) and Chief Financial Officer and Chief of Staff for the Corporate & Investment Bank from 2013 to 2021.

Jeremy graduated from Harvard College with a degree in Chemistry. He lives in New York and is married with two daughters.



Mary Callahan Erdoes

Chief Executive Officer of Asset & Wealth Management

Mary Callahan Erdoes is Chief Executive Officer of JPMorgan Chase & Co.'s Asset & Wealth Management (AWM) line of business – one of the largest and most respected investment managers and private banks in the world, with $5.0 trillion in client assets and a nearly 200-year-old legacy as a trusted fiduciary to corporations, governments, institutions and individuals. Since joining the Firm over 25 years ago, Erdoes has held senior roles across AWM before becoming its CEO in 2009 and joining the Operating Committee, the Firm's most senior management team.

Erdoes serves on the boards of the U.S.-China Business Council and the Robin Hood Foundation of New York City. She is also a board member of Georgetown University, where she earned her Mathematics undergraduate degree, and serves on the Global Advisory Council of Harvard University, where she received her MBA.

Erdoes and her husband, Philip, reside in New York City and have three daughters.



Marianne Lake

Chief Executive Officer of Consumer & Community Banking

Marianne Lake is Chief Executive Officer of Consumer & Community Banking (CCB) and a member of the JPMorgan Chase & Co.'s Operating Committee. She is responsible for all of CCB, a business that serves more than 82 million consumers and more than 6 million small businesses in the United States.

Lake has been with the Firm for 20 years and was previously the CEO of Consumer Lending from 2019 to 2021. Prior to this, she was CFO for the Firm from 2013 to 2019. As CFO, she was responsible for Finance and Business Management, Investor Relations, Chief Investment Office, Chief Data Office and the Chief Administrative Office.

During her first 12 years at the Firm, Lake held roles in the finance organization including CFO of Consumer & Community Banking from 2009 to 2012 and Global Controller for the Investment Bank from 2007 to 2009. She also managed global financial infrastructure and control programs as part of the Corporate Finance group from 2004 to 2007.

Prior to this, she worked at both Chase and J.P. Morgan in London. At Chase, she was the Senior Financial Officer in the United Kingdom, and at J.P. Morgan, she was the Chief Financial Officer for the Credit Trading business. Lake started her career as a chartered accountant at PricewaterhouseCoopers in their London and Sydney offices.

Lake is co-founder of the Women on the Move initiative and the Operating Committee sponsor of the Access Ability business resource group at the Company. She has a Bachelor of Science in Physics from Reading University in the United Kingdom.



Jennifer Piepszak

Co-CEO of Commercial & Investment Banking

Jennifer Piepszak is Co-CEO of the Commercial & Investment Bank (CIB) and a member of the Firm's Operating Committee. She is jointly responsible for all of CIB, which encompasses Global Investment Banking, Commercial Banking and Corporate Banking as well as Markets and Securities Services and Global Payments.

In addition, she is the Operating Committee sponsor for Advancing Black Pathways, including the Black Executive Forum and the Black Organization for Leadership Development (BOLD), a business resource group.

Piepszak has been with JPMorgan Chase & Co. for 30 years. From May 2021 to January 2024, she was Co-CEO of Consumer and Community Banking, where she was jointly responsible for all of CCB, serving more than 82 million consumers and more than 6 million small businesses in the United States.

From May 2019 to May 2021, she was Chief Financial Officer of the Firm, responsible for Finance and Business Management, Investor Relations, the Chief Investment Office and Chief Administrative Office. Prior to being CFO, Piepszak spent eight years in CCB, serving as CEO of Card Services, CEO of Business Banking and CFO for Mortgage Banking.

During her first 17 years at the Firm, Piepszak held progressively responsible roles in the Investment Bank serving as Controller for Global Equities and Prime Services, CFO and Controller for the Proprietary Positioning Business and Principal Investments Management and CFO for the Investment Bank Credit Portfolio, as well as several Fixed Income markets businesses.

Piepszak holds a Bachelor of Science degree from Fairfield University and is on the board of directors for the United Way of New York City and the American Bankers Association. She and her husband have three children and live in New Jersey.



Troy Rohrbaugh

Co-CEO of Commercial & Investment Banking

Troy Rohrbaugh is Co-CEO for the Commercial & Investment Bank (CIB) as well a member of the Firm's Operating Committee.

Prior to his current role, Troy was Co-head of Markets & Securities Services and previously the Head of Macro Markets, which includes the Rates, Foreign Exchange, Emerging Markets and Commodities businesses.

Troy has worked in the financial industry for more than 25 years and has managed businesses in New York, London and Asia. During his career, he has taken active roles in key industry organizations, including as the Chair of the New York Federal Reserve Foreign Exchange Committee. He has also served as the Chair of the Global Financial Markets Association's (GFMA) Foreign Exchange Group and as a member of the Bank of England's Joint Standing Committee.

Troy joined J.P. Morgan in 2005 as a Managing Director and Global Head of Foreign Exchange Derivatives. He began his career on the Philadelphia Stock Exchange, trading options for CooperNeff, a specialist Firm acquired by Banque Nationale in 1995. He led Banque Nationale's Asia Foreign Exchange Options business before joining Goldman Sachs, where he managed the North American Foreign Exchange Options business.

Troy graduated from Johns Hopkins University in 1992 with a Bachelor of Arts in Political Science. He is a member of the Johns Hopkins University Krieger School of Arts and Sciences Advisory Board, a member of the Board of Trustees of the Gilman School and a Founding member and Advisory Board member of The Frannie Foundation. Troy lives in New York with his wife and their two sons.



Doug Petno

Co-Head of Global Banking

Doug Petno is Co-Head of Global Banking in J.P. Morgan's Commercial & Investment Bank (CIB) and a member of the Firm's Operating Committee. In this role, he oversees the Commercial, Corporate and Investment Banking franchises.

A 33-year veteran of the Firm, Petno served as CEO of Commercial Banking (CB) from 2012 to 2024. Under his leadership, CB expanded significantly in the U.S. and entered 27 countries to support the growing needs of more than 60,000 clients, including mid-sized businesses and corporations, founders, government entities, not-for-profit organizations, real estate investors and owners. Prior to his role in CB, Petno spent over two decades in Global Investment Banking and led J.P. Morgan's Global Natural Resources Group.

Petno is a member of the Global Board of Directors for The Nature Conservancy. He received a Bachelor of Arts degree in Biology from Wabash College and holds an MBA from the University of Rochester's Simon School of Business.



Jennifer Roberts

Chief Executive Officer of Consumer Banking

Jennifer Roberts is Chief Executive Officer of Chase Consumer Banking, which serves more than 42 million customers nationwide through 4,900 branches, 16,000 ATMs and 59,000 employees.

From 2019 to 2021, Roberts was CEO of Chase Business Banking. In 2020, it ranked #1 among the nation's six biggest banks in J.D. Power's annual Small Business Banking study and #1 in primary bank market share nationally by Barlow Research Associates. The Firm was also the #1 lender in the Paycheck Protection Program in both 2020 and 2021, providing more than $32 billion to small businesses in need.

Roberts serves on the board of WHYY, a public radio station in Philadelphia. She is also the Executive Sponsor of Chase's Hispanic Leadership Forum, a key resource for senior leaders and essential to the Firm's diversity and inclusion efforts.

She has been a leader in Chase's consumer businesses since joining the Firm in 1996, including leading Digital Products and Chase Pay. She also served in a number of executive roles in Card Services including Ultimate Rewards, the Sapphire portfolio, loyalty and acquisitions. Before joining Chase, Roberts worked in marketing and portfolio management for other card issuers.

Roberts earned a bachelor's degree in Business Administration from Towson State University and an MBA from the University of North Texas. She and her husband have three children and live in Pennsylvania.



Allison Beer

Chief Executive Officer of Card Services and Connected Commerce

Allison Beer is Chief Executive Officer of Chase's Card and Connected Commerce businesses. Together, she and her team lead the #1 credit card franchise in the U.S. - with ~56 million active accounts - as well as the Firm's efforts across travel, dining, shopping, lending innovation and consumer and small business payments.

Previously, Allison was Chase's Chief Product Officer, where she led the bank's product teams across lines of business. She was also Head of Customer Experience and Digital, driving the design and experience for Chase's ~67 million digitally active customers. Prior to these roles, Allison was Head of Corporate Development for JPMorgan Chase & Co., negotiating new partnerships with tech giants and major distribution platforms.

Allison joined JPMorgan Chase & Co. in 2017 to lead payments partnerships and strategies in Chase's digital division.

Before joining the Firm, she held executive roles at American Express, spanning digital partnerships, mergers and acquisitions and card benefits across Amex's travel, consumer card and payment divisions.

Allison is a graduate of Yale University. She is also a member of the Board of Directors of Early Warning Services, the owner and operator of the Zelle Network®.



Mark O'Donovan

Chief Executive Officer of Home Lending

Mark O'Donovan is Chief Executive Officer of Chase Home Lending, a business dedicated to helping families achieve and sustain homeownership through both Consumer and Correspondent channels. Ranking #1 in owned servicing and #3 in retail originations, Chase services more than 3.5 million mortgages with combined balances of more than $900 billion.

Mark has also helped lead the First Republic integration into JPMorgan Chase & Co. since May 2023. In this capacity, he's also overseeing the formation of a new business inspired by the heritage First Republic service model, which is focused on a portion of the affluent client segment.

O'Donovan is also an executive sponsor for JPMorgan Chase & Co.'s $30 billion Racial Equity Commitment, a Firmwide effort to help close the racial wealth gap and drive inclusive growth in underserved communities. He also serves on the Housing Policy Council's Executive Committee.

He has been with the Firm for more than 25 years and was previously Chief Executive Officer of Chase Auto and Global Controller for the entire JPMorgan Chase & Co. franchise.

Before joining JPMorgan Chase & Co. in 1996, O'Donovan worked in the Audit and International Banking practice at Deloitte & Touche, where he became a Certified Public Accountant.

O'Donovan earned a Bachelor of Science in accounting from Susquehanna University and lives in New Jersey with his wife and three children.



Filippo Gori

Co-Head of Global Banking and Chief Executive Officer of Europe, Middle East and Africa

As Co-Head of Global Banking, Filippo Gori leads the integrated Commercial, Corporate and Investment Banking franchises for J.P. Morgan and is a member of the Firm's Commercial & Investment Bank (CIB) Management Team. In addition, he is CEO of J.P. Morgan in EMEA, working closely with Senior Country Officers and business leaders across the region.

Gori was hired by J.P. Morgan in 1999 and has worked in various Europe-focused roles within the Firm's Investment Banking businesses. He moved to Hong Kong in 2013, as APAC Head of Sales & Marketing for Markets & Investor Services. Gori was named Head of Banking for APAC in 2019 and CEO for the region in 2020. He served as CEO for Hong Kong from 2018 to 2021, which is home to the Firm's APAC headquarters. He also served as Chairman of the Asia Securities Industry & Financial Markets Association from 2018 to 2020 and was a board member for six years from 2014.

Gori is a Trustee of the Asia Society and previously was a director of the Asia Pacific Board of The Nature Conservancy. In December 2021, he was awarded the title of Officer of the Order of the Star of Italy (Ufficiale dell'Ordine della Stella d'Italia) by the President of the Italian Republic, Sergio Mattarella, for services to Italy in more than 20 years of working abroad.

Gori is based in London. He is fluent in both English and Italian and holds a Master of Science in Economics (Summa Cum Laude) from Bocconi University and his thesis in Economic History was published in 1999.